UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2018 (December 20, 2018)

Rockies Region 2007 Limited Partnership

(Exact name of registrant as specified in its charter)

West Virginia (State or other jurisdiction of incorporation or organization)	000-53201 (Commission File Number)	20-5149573 (I.R.S. Employer Identification Number)

1775 Sherman Street, Suite 3000

Denver, Colorado 80203

Registrant’s telephone number, including area code: (303) 860-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 20, 2018, the registrant filed a Monthly Operating Report for the month of November 2018 (the “Report”) with the United States Bankruptcy Court for the Northern and Eastern Districts of Texas.  The Report is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	November 2018 Monthly Operating Report of Rockies Region 2007 Limited Partnership

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2018

Rockies Region 2007 Limited Partnership
By its Managing General Partner
PDC Energy, Inc.

By:	/s/ Nicole Martinet
Vice President and Associate General Counsel

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